UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005

GREENWICH CAPITAL ACCEPTANCE, INC.

(as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2005, providing for the issuance of Asset Backed Pass-Through Certificates, Series 2005-HY1)

Greenwich Capital Acceptance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-121661	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 28, 2005, a single series of certificates, entitled GreenPoint Mortgage Funding Trust 2005-HY1, Asset-Backed Certificates, Series 2005-HY1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2005 (the “Agreement”), between Greenwich Capital Acceptance, Inc. (the “Depositor”), GreenPoint Mortgage Funding, Inc., as servicer (the “Servicer”) and Deutsche Bank National Trust Company (the “Trustee”).

On July 28, 2005, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $475,989,230 with funds on deposit in the pre-funding accounts (the “Group I Pre-Funding Account” and the “Group II Pre-Funding Account” together the “Pre-Funding Accounts”) established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 2, 2005 (the “Instrument”), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Section 8 - Other Events

Item 8.01. Other Events

Description of the Mortgage Pool

The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four- family, first lien, adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the “Mortgage Loans”). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $347,326,618, and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $128,662,612.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Subsequent Cut-off Date.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.2	Subsequent Transfer Instrument, dated as September 2, 2005 between Greenwich Capital Acceptance, Inc. as seller and Deutsche Bank National Trust Company, as trustee.
99.1	Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to GreenPoint Mortgage Funding Trust 2005-HY1, Asset-Backed Certificates, Series 2005-HY1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: September 9, 2005

GREENWICH CAPITAL ACCEPTANCE, INC.

By:	/s/ Frank Skibo
Name: Frank Skibo
Title: Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.2	Subsequent Transfer Instrument, dated as September 2, 2005, between Greenwich Capital Acceptance, Inc. as seller and Deutsche Bank National Trust Company as trustee.
99.1	Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date, relating to GreenPoint Mortgage Funding Trust 2005-HY1, Asset-Backed Certificates, Series 2005-HY1.